                                                                    EXHIBIT 10.1

ALAMANCE INDUSTRIAL PARK
A DIVISION OF CAROLINA HOSIERY MILLS, INC.
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                 Post Office Drawer 850 / Burlington, North Carolina 27216-0850
                                  Telephone (910) 226-5581 / Fax (910) 226-9721






March 2, 1999


Mr. William O. Green, CFO
AutoCyte, Inc.
780 Plantation Drive
Burlington, NC  27215

Dear Bill:

Thank you for your, Billy and Danny taking the time to meet today to resolve the additional costs involved with the construction of your new building. As we agreed, the additional costs in the amount of $93,050 will be amortized over the remaining 78 months of your lease term beginning March 1, 1999 in the amount of $1,443.60 per month. The adjusted monthly rental will be $27,238.43.

For your records the additional costs are as follows:

     Foy-Workman Construction, Inc. - per attached invoice       $51,725.67
     Alley Williams Carmen & King, Inc. - per attached detail     16,024.75
     Additional paving and concrete cost per AutoCyte request     25,300.00
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                                                                  93,050.42
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Bill, if you need any additional information for your records please advise. Thank you for your attention to this matter.

Very truly yours,

Alamance Industrial Park

/s/ Miltom E. Petty

Miltom E. Petty
Vice President

Enclosures